Unearned Revenue/ Accrued Revenue	12 Months Ended
Dec. 31, 2017
Notes To Consolidated Financial Statements
Unearned Revenue/Accrued Revenue

17. Unearned Revenue /Accrued Revenue

Unearned Revenue represents cash received in advance of it being earned, whereas Accrued Revenue represents revenue earned prior to cash being received. Revenue is recognized as earned on a straight-line basis at their average rates when charter agreements provide for varying annual charter rates over their term. Total Unearned Revenue /Accrued Revenue during the periods presented is as follows:

	December 31,
	2016	2017
Unearned Revenue
Cash received in advance of service provided – Current liability	$2,029	$3,540
Deferred revenue resulting from varying charter rates
Current liability	11	0
Total Unearned Revenue	$2,040	$3,540

Accrued Revenue
Resulting from revenue earned prior to cash being received – Current asset	$166	$2,029
Resulting from varying charter rates –Non Current asset	929	831
Total Accrued Revenue	$1,095	$2,860